Exhibit 22
List of Guarantor Subsidiaries of Penske Automotive Group, Inc.
Penske Automotive Group, Inc. is the issuer of 3.75% senior subordinated notes due 2029 (the “Notes”). The following subsidiaries are guarantors of these Notes as of October 30, 2025:

ATC CHATTANOOGA, LLC

ATC KNOXVILLE, LLC

ATC REALTY INVESTMENTS, LLC

ATC WEST TEXAS, LLC

AUTO MALL PAYROLL SERVICES, INC.

CARSHOP HOLDINGS, LLC

CARSHOP, LLC

CARSHOP SUPERCENTERS, LLC

CJNS, LLC

CLASSIC AUTO GROUP, INC.

CLASSIC ENTERPRISES, LLC

CLASSIC IMPORTS, INC.

CLASSIC MANAGEMENT COMPANY, INC.

CLASSIC MOTOR SALES, LLC

CLASSIC NISSAN OF TURNERSVILLE, LLC

CLASSIC OLDSMOBILE-PONTIAC-GMC TRUCK, LTD.

CLASSIC SPECIAL ADVERTISING, INC.

CLASSIC SPECIAL AUTOMOTIVE GP, LLC

CLASSIC SPECIAL AUTOMOTIVE, LTD.

CLASSIC SPECIAL HYUNDAI, LTD.

CLASSIC SPECIAL, LLC

CLASSIC TURNERSVILLE, INC.

D. YOUNG CHEVROLET, LLC

DAN YOUNG CHEVROLET, INC.

DAN YOUNG MOTORS, LLC

DANBURY AUTO PARTNERSHIP

DEALER ACCESSORIES, LLC

DIFEO NISSAN PARTNERSHIP

DIFEO PARTNERSHIP, LLC

DIFEO TENAFLY PARTNERSHIP

DON ALLEN AUTO SERVICE, INC.

ECARSHOP, LLC

EUROPA AUTO IMPORTS, INC.

FLORIDA CHRYSLER PLYMOUTH, INC.

FRN OF TULSA, LLC

GENE REED CHEVROLET, INC.

GMG MOTORS, INC.

GOODSON SPRING BRANCH, LLC

HBL, LLC

HILL COUNTRY IMPORTS, LTD.

HT AUTOMOTIVE, LLC

HUDSON MOTORS PARTNERSHIP

KMT/UAG, INC.

LANDERS AUTO SALES, LLC

LANDERS FORD NORTH, INC.

LATE ACQUISITION I, LLC

LATE ACQUISITION II, LLC

MOTORCARS ACQUISITION IV, LLC

MOTORCARS ACQUISITION V, LLC

MOTORCARS ACQUISITION VI, LLC

MOTORCARS ACQUISITION, LLC

OCT PARTNERSHIP

PAG ACQUISITION 27, LLC

PAG ACQUISITION 28, LLC

PAG ACQUISITION 71, LLC

PAG ANNAPOLIS JL1, LLC

PAG ATLANTA MANAGEMENT, LLC

PAG AUSTIN L1, LLC

PAG AZ PROPERTIES, LLC

PAG BEDFORD A1, LLC

PAG BEDFORD P1, LLC

PAG BEDFORD PROPERTIES, LLC

PAG CENTRAL 262, LLC

PAG CENTRAL 266, LLC

PAG CHANDLER JLR, LLC

PAG CHANTILLY M1, LLC

PAG CHANTILLY P1, LLC

PAG CHARLOTTE M1, LLC

PAG CLOVIS T1, INC.

PAG CONNECTICUT LR1, LLC

PAG DAVIE P1, LLC

PAG DISTRIBUTOR S1, LLC

PAG EAST, LLC

PAG EAST 295, LLC

PAG EAST 296, LLC

PAG GOODYEAR F1, LLC

PAG GREENWICH B1, LLC

PAG GREENWICH HOLDINGS, LLC

PAG INDIANA G1, LLC

PAG INDIANA H1, LLC

PAG INTERNATIONAL SERVICES, LLC

PAG INVESTMENTS, LLC

PAG LEANDER H1, LLC

PAG LEANDER H2, LLC

PAG MADISON L1, LLC

PAG MADISON T1, LLC

PAG MARIN M1, INC.

PAG MCALLEN H1, LLC

PAG MCALLEN T1, LLC

PAG MENTOR A1, INC.

PAG MICHIGAN 165, LLC

PAG NEW JERSEY A1, LLC

PAG NEW JERSEY CS, LLC

PAG NEW JERSEY JL1, LLC

PAG NEW JERSEY JL2, LLC

PAG NEW JERSEY JL3, LLC

PAG NEW JERSEY P1, LLC

PAG NORTH ORANGE A1, INC.

PAG NORTH SCOTTSDALE BE, LLC

PAG NORTH SCOTTSDALE M1, LLC

PAG NORTH SCOTTSDALE PP1, LLC

PAG NORTHERN CALIFORNIA MANAGEMENT, INC.

PAG ONTARIO B1, INC.

PAG ORANGE COUNTY L1, INC.

PAG ORANGE COUNTY MANAGEMENT COMPANY, INC.

PAG ORANGE COUNTY RR1, INC.

PAG ORANGE COUNTY S1, INC.

PAG ORLANDO GENERAL, LLC

PAG ORLANDO LIMITED, LLC

PAG ORLANDO PARTNERSHIP, LTD.

PAG PENNSYLVANIA CS, LLC

PAG ROSWELL B1, LLC

PAG SANTA ANA AVW, INC.

PAG SANTA ANA B1, INC.

PAG SURPRISE T1, LLC

PAG TEMPE M1, LLC

PAG TEXAS 244, LLC

PAG TEXAS MANAGEMENT COMPANY, LLC

PAG TL1, LLC

PAG TURNERSVILLE AU, LLC

PAG WEST 293, INC.

PAG WEST, LLC

PALM AUTO PLAZA, LLC

PEACHTREE NISSAN, INC.

PENSKE COMMERCIAL VEHICLES US, LLC

PETER PAN MOTORS, INC.

PMRC, LLC

PREMIER PROTECTION LICENSING, LLC

PREMIER PROTECTION PRODUCTS, LLC

PTG OF IDAHO, LLC

PTG OF UTAH, LLC

PTG MISSOURI, LLC

PTG OREGON, LLC

PTG WISCONSIN, LLC

RELENTLESS PURSUIT ENTERPRISES, INC.

SA AUTOMOTIVE, LTD.

SAU AUTOMOTIVE, LTD.

SCOTTSDALE 101 MANAGEMENT, LLC

SCOTTSDALE FERRARI, LLC

SCOTTSDALE MANAGEMENT GROUP, LLC

SCOTTSDALE PAINT & BODY, LLC

SDG AUTOMOTIVE INVESTMENTS, LLC

SIGMA MOTORS INC.

SINGLE SOURCE TRUCK PARTS, LLC

SK MOTORS, LLC

SL AUTOMOTIVE, LLC

SUN MOTORS, LLC

TAMBURRO ENTERPRISES, INC.

THE AROUND THE CLOCK FREIGHTLINER GROUP, LLC

UAG ATLANTA H1, LLC

UAG ATLANTA IV MOTORS, LLC

UAG CAPITOL, INC.

UAG CAROLINA, INC.

UAG CENTRAL REGION MANAGEMENT, LLC

UAG CHANTILLY AU, LLC

UAG CLASSIC, INC.

UAG CLOVIS, INC.

UAG CONNECTICUT, LLC

UAG DULUTH, INC.

UAG EAST, LLC

UAG ESCONDIDO A1, INC.

UAG ESCONDIDO H1, INC.

UAG ESCONDIDO M1, INC.

UAG FAYETTEVILLE I, LLC

UAG FAYETTEVILLE II, LLC

UAG FAYETTEVILLE III, LLC

UAG FINANCE COMPANY, INC.

UAG HOUSTON ACQUISITION, LTD.

UAG HUDSON CJD, LLC

UAG HUDSON, INC.

UAG INTERNATIONAL HOLDINGS, INC.

UAG KISSIMMEE MOTORS, LLC

UAG LANDERS SPRINGDALE, LLC

UAG LOS GATOS, INC.

UAG MARIN, INC.

UAG MEMPHIS II, INC.

UAG MENTOR ACQUISITION, LLC

UAG MINNEAPOLIS B1, LLC

UAG NORTHEAST, LLC

UAG REALTY, LLC

UAG ROYAL PALM M1, LLC

UAG SAN DIEGO A1, INC.

UAG SAN DIEGO AU, INC.

UAG SAN DIEGO MANAGEMENT, INC.

UAG STEVENS CREEK II, INC.

UAG TEXAS II, INC.

UAG TEXAS, LLC

UAG TULSA HOLDINGS, LLC

UAG TURNERSVILLE REALTY, LLC

UAG VK, LLC

UAG WEST BAY AM, LLC

UAG WEST BAY IAU, LLC

UAG WEST BAY II, LLC

UAG WEST BAY IL, LLC

UAG WEST BAY IM, LLC

UAG WEST BAY IP, LLC

UAG WEST BAY IW, LLC

UAG YOUNG II, INC.

UAG-CARIBBEAN, INC.

UNITED AUTO SCOTTSDALE PROPERTY HOLDINGS, LLC

UNITED NISSAN, INC.

UNITED NISSAN, INC.

UNITED RANCH AUTOMOTIVE, LLC

UNITEDAUTO FINANCE, INC.

WEST PALM AUTO MALL, INC.

WTA MOTORS, LTD.